                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Members
Costilla Energy, L.L.C.

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG PEAT MARWICK LLP

Midland, Texas

September 24, 1996